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                                                                     EXHIBIT 23

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report, incorporated by reference in this Form 10-K, into the Company's previously filed Registration Statements File Numbers 33-32501 and 33-34947.

                                          ARTHUR ANDERSEN LLP

San Diego, California
March 29, 1996